LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 18, 2000

TO THE SHAREHOLDERS OF LCNB CORP.:

You are cordially invited to attend the Annual Meeting of the Shareholders of LCNB Corp. ("LCNB") to be held on April 18, 2000 at 10:00 a.m. at the principal executive offices of LCNB at 2 North Broadway, Lebanon, Ohio 45036, for the purpose of considering and acting on the following:

1. Election of three Class I directors to serve until the 2003 Annual Meeting.

2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2000 will be entitled to vote at the meeting.

By Order of the Board of Directors

Stephen P. Wilson

President

March 18, 2000

IMPORTANT

A proxy statement and proxy are submitted herewith. As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person. The proxy is revocable at any time prior to the exercise thereof by written notice to the company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

PROXY STATEMENT

LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

ANNUAL MEETING OF SHAREHOLDERS

April 18, 2000

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of LCNB Corp. (also referred to as "LCNB" or the "Company"), in connection with the Annual Meeting of Shareholders to be held at 10:00 A.M. on April 18, 2000 at the principal executive offices of LCNB located at 2 North Broadway, Lebanon, Ohio 45036, or at any adjournments thereof.

The Meeting has been called for the following purposes: (i) to elect three Class I directors, each for a three-year term, and (ii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Meeting are being mailed to Shareholders on or about March 18, 2000.

REVOCATION OF PROXIES, DISCRETIONARY

AUTHORITY AND CUMULATIVE VOTING

LCNB Common Stock can be voted at the Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by (i) written notice to the Secretary of LCNB (addressed to: LCNB Corp., P.O. Box 59, Lebanon, Ohio 45036, Attention: Secretary); or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting; or (iii) in open meeting at any time before it is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies will be voted for the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting and (iii) any other business that may properly come before the Meeting or any adjournment thereof. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by LCNB and the cost of soliciting proxies will be borne by LCNB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by directors, officers and employees of LCNB who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each of the shares of LCNB common stock (the "Common Stock") outstanding on March 1, 2000, the record date of the Meeting, is entitled to one vote on all matters coming before the meeting. As of March 1, 2000 LCNB had 1,760,000 shares of Common Stock issued and outstanding. Only Shareholders of record on the books of the Company on March 1, 2000 will be entitled to vote at the meeting either in person or by proxy. The presence at the Meeting of at least a majority of the shares, in person or by proxy, will be required to constitute a quorum at the Meeting.

Shareholders of LCNB have cumulative voting rights in connection with the election of directors if notice is given to the president, a vice-president or the secretary of LCNB, not less than 48 hours before the time fixed for holding the Meeting, that any shareholder desires that the voting be cumulative. Cumulative voting rights enable a shareholder to cumulate his or her voting power to give one candidate as many votes as the number of directors to be elected multiplied by the number of shares of Common Stock owned by that person, or to distribute his votes on the same principal among two or more candidates as the shareholder sees fit. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

As of December 31, 1999, the wholly-owned subsidiary of LCNB, Lebanon Citizens National Bank (the "Bank"), beneficially owned 20.4 % of LCNB's Common Stock through the operations of the Bank's Trust Department. Besides the interest of the Bank, LCNB is not aware of any person, group or entity beneficially owning more than 5% of LCNB's Common Stock as of March 1, 2000. Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.

There has been no change in control of LCNB since the date of the holding company conversion effected through the merger between LC Interim Bank, a wholly-owned subsidiary of the Company, and the Bank pursuant to which all of the shareholders of the Bank became all of the shareholders of the Company in the same proportion as their prior interests in the Bank.

The following table sets forth, as of December 31, 1999, the ownership of Common Stock by management of LCNB, including (i) the Common Shares beneficially owned by each director, nominee for director and named executive officer of LCNB and (ii) the Common Shares beneficially owned by all officers, directors and nominee for director as a group.

Name, Position(s) of Beneficial Owner or Director	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Outstanding
Stephen P. Wilson(2) Chairman, CEO, President	14,950	0.85%
David S. Beckett Nominee for Director	70(3)	0.00%
Robert C. Cropper Nominee for Director	82,845(4)	4.71%
Marvin E. Young Director	47,000(5)	2.67%
Kathleen Porter Stolle Director, Secretary	12,320(6)	0.70%
Corwin M. Nixon Director	6,990	0.40%
George L. Leasure Director, Assistant Secretary	5,730(7)	0.33%
William H. Kaufman(8) Director	17,820(9)	1.01%
James B. Miller Director	24,340(10)	1.38%
Howard E. Wilson(2) Director	59,500(11)	3.38%
D.J. Benjamin Jackson Executive Vice President	7,700(12)	0.44%
M. Russell Horn (Deceased) (former Director and Secretary)	42,300(13)	2.40%
Sam Kaufman(8) Director	13,300(14)	0.76%
All directors and officers as a group (12 persons)	334,865	19.03%

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the Director or officer whose share ownership is shown.

(2) Stephen P. Wilson is the son of Howard E. Wilson.

(3) All shares are owned by Dakin Insurance Agency, Inc. of which Mr. Beckett is a one-third owner and President.

(4) Includes 200 shares owned by Mr. Cropper's spouse. All shares are held in revocable trusts.

(5) Includes 23,500 shares owned by Mr. Young's spouse. All shares are held in revocable trusts.

(6) Includes 7,600 shares held in an irrevocable trust of which Mrs. Stolle is one of several beneficiaries.

(7) Includes 4,930 shares held jointly with Mr. Leasure's spouse and 40 shares owned by Mr. Leasure's spouse.

(8) William H. Kaufman is the nephew of Sam Kaufman.

(9) Includes 7,000 shares held in trust, 4,200 shares held jointly with Mr. Kaufman's spouse, 1,150 shares owned by Mr. Kaufman's spouse, 40 shares owned by Mr. Kaufman's daughter and 380 shares held in trust for Mr. Kaufman's daughter.

(10) Includes 8,580 shares owned by Mr. Miller's spouse.

(11) Includes 29,650 shares held in a revocable grantor trust and 29,650 shares owned by Mr. Wilson's spouse and also held in a revocable grantor trust.

(12) Includes 1,700 shares held by Mr. Jackson's spouse.

(13) Includes 21,150 shares owned by Mr. Horn's spouse. All shares are held in revocable trusts.

(14) Includes 6,650 shares owned by Mr. Kaufman's spouse. All shares are held in revocable trusts.

ELECTION OF DIRECTORS

LCNB's Regulations provide that its business shall be managed by a board of directors of not less than five and not more than fifteen persons. The shareholders, pursuant to LCNB's Regulations, have established the number of directors at ten. LCNB's Regulations divide such directors into three classes as nearly equal in number as possible and set their terms at three years.

Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the three nominees for director of LCNB receiving the most votes will be elected as directors.

The Board of Directors has nominated:

Stephen P. Wilson

David S. Beckett

Robert C. Cropper

to serve until the 2003 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Stephen P. Wilson is an incumbent director whose present term will expire at the Meeting. David S. Beckett has been nominated based upon his background as a businessman and in consideration of the Agreement and Plan of Merger by and among LCNB, Dakin Insurance Agency, Inc., the shareholders of Dakin Insurance Agency, Inc. and Dakin Acquisition Corporation dated December 30, 1999, wherein LCNB agreed to use its best efforts to maintain one board seat for the shareholders of Dakin Insurance Agency, Inc. Robert C. Cropper has been nominated based upon his business experience and his interest in the business of the bank.

It is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The following table sets forth information concerning the nominees for directors of LCNB.

Nominees for Directors

Name	Age	Principal Occupation	Positions Held with LCNB	Director of LCNB or Bank Since	Term to Expire
Stephen P. Wilson	49	Banker; President, CEO and Chairman of the Board of the Bank	Director, President, Chairman of the Board	1982	2003
David S. Beckett	28	President and Manager of Dakin Insurance Agency, Inc.; Insurance agent		- -	2003
Robert C. Cropper	59	Private investor; retired director and Vice President of Ralph J. Stolle Co.		- -	2003

The Board of Directors recommends that Shareholders vote "for" the election of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

To LCNB's knowledge, no director, officer or affiliate of LCNB, owner of record or beneficially of more than 5% of LCNB's Common Stock, or any associate of any such director, officer, affiliate of LCNB or security holder, is an adverse party to LCNB or any of its subsidiaries or has a material interest that is adverse to LCNB or any of its subsidiaries.

The following table sets forth information concerning the directors of LCNB and the executive officers of LCNB. Included in the table is information regarding each person's principal occupation or employment during the past five years.

Directors and Executive Officers
Name, Age	Principal Occupation	Positions Held with LCNB	Director of LCNB or Bank Since	Term to Expire
Stephen P. Wilson, 49(1)	Banker and President, CEO and Chairman of the Board of the Bank	Director, President, Chairman of the Board	1982	2000
Marvin E. Young, 84	Attorney at law	Director	1958	2001
Kathleen Porter Stolle, 52	Attorney at law and President of Elkay Projects, Inc.	Director, Secretary	1994	2001
Corwin M. Nixon, 86	President of Miami Valley Trotting, Inc. and President of Raceway Foods, Inc.	Director	1967	2001
George L. Leasure, 67	President and Director of Ghent Manufacturing, Inc. and Ghent Transportation, Inc.	Director, Assistant Secretary	1994	2002
William H. Kaufman, 56(2)	Attorney at law	Director	1982	2002
James B. Miller, 73	Director of Mound Steel Corp.,	Director	1980	2002
Howard E. Wilson, 72(1)	Retired (former CEO and Chairman of the Board of the Bank)	Director	1968	2002
M. Russell Horn	(Deceased)	Director	1971
Sam Kaufman, 94(2)	Retired retailer	Director	1955	2000
D.J. Benjamin Jackson, 52	Banker	Executive Vice President, Senior Lending Officer	NA	NA
Bernard H. Wright, Jr., 51	Banker	Executive Vice President, Trust Officer	NA	NA
Steve P. Foster, 47	Banker	Executive Vice President, Chief Financial Officer	NA	NA
Donald E. Williams, 61	Banker	Executive Vice President, Cashier	NA	NA

(1) Stephen P. Wilson is the son of Howard E. Wilson.

(2) Sam Kaufman is the uncle of William H. Kaufman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LCNB has engaged and intends to continue to engage in the lending of money through the Lebanon Citizens National Bank (the "Bank"), its wholly-owned subsidiary, to various directors and officers of the Company. These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

In addition to those banking transactions conducted in the ordinary course, the following related transactions were conducted. Each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

During 1999, the Bank contracted with John Mullins, the son-in-law of Mr. M. Russell Horn, for certain repairs and maintenance work on Bank property. Management believes that these services and supplies were obtained at prices and terms advantageous to the Bank. The Bank expects to obtain similar services from Mr. Mullins as needed in the future.

The Bank retained the law firm of Kaufman & Florence during 1999 for legal services in connection with various matters arising in the course of the Bank's business. William H. Kaufman is a partner in Kaufman & Florence. Additionally, customers of the Bank are charged for certain legal services provided by Mr. Kaufman's firm in the preparation of various documents. The Bank contemplates using Mr. Kaufman's firm in the future on similar terms, as needed.

The Bank retained the law firm of Young & Hubbell during 1999 for legal services in connection with various matters arising in the course of the Bank's business. Marvin E. Young is a partner in Young & Hubbell. Additionally, customers of the Bank are charged for certain legal services provided by Mr. Young's firm in the preparation of various documents. The Bank contemplates using Mr. Young's firm in the future on similar terms, as needed.

Howard Wilson retired as President of the Bank in 1992. Prior to his retirement, Mr. Wilson entered into a contract with the Bank to defer portions of his compensation until after retirement. Mr. Wilson received payments under the terms of that agreement in 1999.

On December 30, 1999, LCNB entered into an Agreement and Plan of Merger with Dakin Insurance Agency, Inc. ("Dakin"), the shareholders of Dakin and Dakin Acquisition Corporation (the "Merger Agreement"). Pursuant to the Merger Agreement, Dakin will merge with Dakin Acquisition Corporation, a wholly-owned subsidiary of LCNB, and the shareholders of Dakin will receive an aggregate of 15,945 shares of LCNB Common Stock in exchange for their shares of Dakin. David S. Beckett owns one-third of the shares of Dakin and will receive 5,315 shares of LCNB Common Stock pursuant to the Merger Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires LCNB's officers and directors and persons who own more than 10% of a registered class of LCNB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish LCNB with copies of all Section 16(a) forms they file. During 1999, one of the Company's officers, Donald E. Williams, inadvertently filed a Form 3, reporting his initial ownership of Common Stock, after the due date for such filing. Based solely on LCNB's review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements and with the exception of Mr. Williams, the officers, directors and greater than 10% beneficial owners of LCNB have complied with all applicable filing requirements.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

In the fiscal year ended December 31, 1999, the Board of Directors met on four occasions. All directors except one attended at least 75% of such meetings. George L. Leasure attended 50% of such meetings. Directors do not receive any compensation from LCNB for their service on the Board of Directors of LCNB. Each director of LCNB also serves as a director of Lebanon Citizens National Bank of Lebanon Ohio, the banking subsidiary of LCNB, which meets on a weekly basis, for which each is compensated at a rate of $1,155.00 per month.

The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank. The members of the Audit Committee are James B. Miller, Sam Kaufman and Corwin M. Nixon who met a total of 14 times in 1999. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Bank's internal accounting controls.

The Bank also has a Building Committee, Appraisal Committee, Trust Committee, Bond Committee and Loan Committee. The Building Committee, Appraisal Committee, Bond Committee and Loan Committee each meet as needed, while the Trust Committee meets on a weekly basis. The Building Committee reviews the facility needs and repair and improvement issues of the Bank and its branch and other office buildings. The members of the Building Committee are Stephen P. Wilson, Howard E. Wilson and William Kaufman. The Appraisal Committee reviews the appraisals conducted by the Bank's real estate appraisers to insure that the appraisals are consistent and accurate. The members of the Appraisal Committee are Stephen P. Wilson, D. J. Benjamin Jackson and Timothy Sheridan. The Trust Committee reviews the various trusts accepted by the Trust Department of the Bank, reviews trust investments and advises the trust officers in department operations. The members of the Trust Committee are Stephen P. Wilson, Howard E. Wilson, Kathleen Porter Stolle, Marvin E. Young, Bernard H. Wright, Leroy F. McKay and Steve P. Foster. The Bond Committee reviews the adequacy of the Bank's blanket bond coverage and recommends any changes in coverage to the Board of Directors of the Bank. The Bond Committee consists of the entire Board of Directors of the Bank. The Loan Committee reviews the lending procedures of the Bank and reviews and approves requests for loans in excess of the established lending authority of the officers of the Bank. The Loan Committee consists of the entire Board of Directors of the Bank.

Neither the Company nor the Bank has a designated nominating committee or compensation committee. Decisions concerning nominees for each Board of Directors are made by the respective Boards, while decisions concerning director and executive compensation are made by the Board of Directors of the Bank.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Company's Chief Executive Officer and the one most highly compensated executive officer whose salary exceeds $100,000, for all services rendered to the Company in all capacities (the "named executives"). The named executives are employees of the Bank, the wholly-owned subsidiary of LCNB, and managers of both LCNB and the Bank. This table reflects annual compensation earned by each of the named executives as a result of their service to LCNB and the Bank.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Comp.(1)	Rest. Stock Award	Securities Underlying Options/SAR(#)	LTIP Payouts	All Other Compensation
Stephen P. Wilson, Chairman, President and Chief Executive Officer	1999 1998 1997	$150,000 $150,000 $145,000	$28,250 $47,475 $49,500	$ 9,778 $11,873 $ 9,867	NA NA NA	NA NA NA	NA NA NA	NA NA NA
D.J. Benjamin Jackson, Senior Vice President	1999 1998 1997	$ 90,000 $ 90,000 $ 85,000	$18,950 $13,175 $14,175	$ 3,849 $ 5,523 $ 3,600	NA NA NA	NA NA NA	NA NA NA	NA NA NA

(1) Other Annual Compensation includes amounts for health insurance and long term disability insurance for both of the named executives and amounts for the personal use of a vehicle owned by the Bank by Mr. Wilson.

Defined Benefit Plan Disclosure

In 1954, the Bank adopted the Lebanon Citizens National Bank Employees Pension Plan that has been amended from time to time to comply with changes in the law (the "Plan"). The Plan is a defined benefit plan that is available to substantially all of the employees of the Bank. An employee is eligible to participate in the Plan on the July 1st after the attainment of age 21, the completion of 12 months of service, and the completion of at least 1,000 hours of service to the Bank. Participants are eligible for normal retirement after age 65 or the completion of five years of participation in the Plan, whichever is later. Participants may elect early retirement upon reaching age 60. The Plan provides a monthly retirement benefit to Bank employees upon retirement in an amount equal to 50% of the participant's average monthly compensation. A participant's average monthly compensation is based on the five consecutive years of a participant's employment with the Bank that produce the highest monthly average. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of a life annuity (ten years certain). Stephen P. Wilson has 24 years of service under the Plan. D.J. Benjamin Jackson has 25 years of service under the Plan. The following table reflects annual benefits payable to an employee based upon the average annual compensation levels and years of service.

Average	Years of Service at Age 65
Annual Compensation	10	15	20	25	30
$50,000	$16,667	$25,000	$25,000	$25,000	$25,000
$75,000	$25,000	$37,500	$37,500	$37,500	$37,500
$100,000	$33,333	$50,000	$50,000	$50,000	$50,000
$125,000	$41,667	$62,500	$62,500	$62,500	$62,500
$150,000	$50,000	$75,000	$75,000	$75,000	$75,000
$170,000(1)	$56,667	$85,000	$85,000	$85,000	$85,000

(1) The maximum annual benefit under Internal Revenue Code Section 401(a)(17) for 2000 is $170,000. Annual compensation in excess of the limitation defined in Section 401(a)(17) is not included in determining average annual compensation for benefit purposes. The annual compensation limit is subject to annual adjustments based on changes in the Consumer Price Index.

Board of Directors of the Bank Report on Executive Compensation

LCNB has no direct employees. All officers and other persons performing services for LCNB are employees of the Bank. The Board of Directors of the Bank (the "Bank Board") is responsible for developing the Bank's executive compensation principles, policies and programs, including the compensation to be paid to the Chief Executive Officer and the amount paid to each of the other executive officers of the Company and the Bank, including the other named executive. Stephen P. Wilson, the Chief Executive Officer and President of both the Bank and the Company, participates in the deliberations of the Bank Board concerning executive officer compensation.

The Bank's compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Bank Board. The objectives of the Bank's executive compensation program are to:

(a) Provide a direct link between executive officer compensation and the interests of LCNB, the Bank's sole shareholder, and LCNB's shareholders by making a portion of executive officer compensation dependent upon the financial performance of the Company and the Bank;

(b) Support the achievement of the Bank's annual and long-term goals and objectives as determined annually by the Bank Board;

(c) Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the "Comparison Group"), with incentive opportunities designed to pay total compensation that are above average for outstanding Bank performance; and

(d) Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Bank's executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Bank Board seeks to set base salaries for the Company's and the Bank's executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group. In setting annual salaries for individuals, the Bank Board first considers the compensation paid for similar positions in the banking industry and the executive's experience, level and scope of responsibility as a benchmark reference. The Bank Board then considers the individual performance of the executive measured against the Bank Board's expectations in developing its salary increase recommendations.

The compensation of executive officers of the Company and the Bank includes (i) base salary, (ii) annual cash bonuses, and (iii) other annual compensation in the form of fringe benefits such as use of a vehicle. Executive officers also receive various benefits generally available to all employees of the Company, such as participation in a defined benefit plan and medical plans.

The Board of Directors of Lebanon Citizens National Bank:

Stephen P. Wilson	Sam Kaufman	William H. Kaufman
George L. Leasure	James B. Miller	Corwin Nixon
Kathleen Porter Stolle	Howard E. Wilson	Marvin E. Young

PERFORMANCE GRAPH

The graph below provides an indicator of cumulative total shareholder returns for the Company as compared with the Nasdaq National Market Composite Index and the SNL $250M - $500M Bank Stock Index. This graph covers the period from December 31, 1998 through December 31, 1999. The graph begins with and includes the cumulative total shareholder return on March 31, 1999 for shares of common stock of the Lebanon Citizens National Bank. Effective May 18, 1999, the Bank was organized into a holding company structure with LCNB, which was formed solely for this purpose, becoming the holding company and the Bank becoming LCNB's subsidiary. The cumulative total shareholder returns included in the graph for June 30, 1999, September 30, 1999 and December 31, 1999 reflect the returns for the shares of common stock of LCNB. The information provided in the graph assumes that $100 was invested on December 31, 1998 in LCNB common stock, the Nasdaq National Market Composite Index and the SNL $250M - $500M Bank Stock Index, and that all dividends were reinvested.

[PERFORMANCE GRAPH]

	12/31/98	3/31/99	6/30/99	9/30/99	12/31/99
Company Common Stock	$100	$105.08	$142.81	$159.10	$143.58
Nasdaq NMS Composite Index	$100	$111.86	$122.39	$125.18	$180.66
SNL $250M - $500M Bank Index	$100	$96.64	$98.13	$99.08	$93.03

Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 1999. Used with permission. All rights reserved. crsp.com.

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected for the current year by the Board of Directors is J.D. Cloud & Co., LLP, 1100 Mercantile Center, 120 East Fourth Street, Cincinnati, Ohio. A representative of the principal accountant will be present at the Annual Shareholders Meeting and will be available to respond to appropriate questions.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Meeting and does not intend to bring other matters before the Meeting. However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

In order for any shareholder proposals for the 2001 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement relating to that meeting to be presented for shareholder action at that meeting, they must be received by the Secretary of the Company at P.O. Box 59, Lebanon, Ohio 45036, prior to November 18, 2000. The form of proxy distributed by the Company with respect to the 2001 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting (other than management) if the Company does not receive notice of that matter at the above address prior to November 18, 2000.

ANNUAL REPORT

Enclosed with this Proxy Statement is a copy of LCNB's Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 1999. Shareholders are referred to such Report for financial activities of LCNB, but such Report is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy soliciting materials.

By Order of the Board of Directors

Stephen P. Wilson

Chairman, President and Chief Executive Officer

PROXY CARD

LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints W. Jean Bell, E. James Cochran and Keith C. Nixon, and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of LCNB Corp. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said Company scheduled to be held on April 18, 2000 at 10:00 a.m. at 2 North Broadway, Lebanon, Ohio or at any adjournment or recess thereof.

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1. ELECTION OF DIRECTORS.

[ ] FOR all nominees listed below

[ ] WITHHOLD AUTHORITY (except as marked to the contrary below)

Stephen P. Wilson

David S. Beckett

Robert C. Cropper

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

(Continued from other side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

NUMBER OF SHARES ______________

_______________________________

(Signature of Shareholder)

_______________________________

(Signature of Shareholder)

(Please sign exactly as your name appears hereon. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such)

Dated: _______________, 2000

Return this Proxy to:

____________________________

____________________________

____________________________